Share-based payments	9 Months Ended
Sep. 30, 2022
Share-Based Payment Arrangement [Abstract]
Share-based payments
15. Share-based
paym
ents
Eve’s 2022 Stock Incentive Plan consists of granting its employees, management, and officers restricted stock units (RSUs) of the Company’s common stock. The Granted Tranches contain service, performance, and market conditions that vest over 2-5 years. The RSU’s will be settled by the Company with its own shares upon achievement of the vesting conditions and there is no repurchase obligation. The Company is allowed to net settle the award for statutory tax withholding purposes, but in no case exceeding the maximum statutory tax rates in the employees’ relevant tax jurisdictions. Thus, the RSU’s are classified as equity.
The Company assessed whether the service inception date precedes the grant date for certain tranches and concluded that service has begun prior to the grant date for 100,000 RSU’s. This resulted in an estimated expense of $281,667 and $385,000 for the three and nine months ended September 30, 2022. This estimate will be re-measured
every quarter until the grant date occurs and the final fair value of the grant is determined.
As of September 30, 2022, the Company has granted management 987,700 RSUs.
Out of the granted RSUs, 140,000 awards became fully vested upon Closing, 120,000 did not vest (i.e. the performance condition was not met) and 727,700 are under vesting.
The expenses related to all share-based plans impacted the SG&A expense.